Summary ProspectusOctober 30, 2009

T. Rowe Price U.S. Treasury Funds, Inc.

U.S. Treasury Long-Term Fund — PRULX

Before you invest, you may want to review the fund`s prospectus, which contains more information about the fund and its risks. You can find the fund`s prospectus and other information about the fund online at troweprice.com/prospectusesandreports. You can also get this information at no cost by calling 1-800-638-5660 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund`s prospectus, dated October 1, 2009 and supplemented on October 30, 2009, and Statement of Additional Information, dated October 1, 2009.

Investment Objective

The fund seeks the highest level of income consistent with maximum credit protection.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee	NONE
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.31%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.27%
Total annual fund operating expenses	0.58%
Fee waiver/expense reimbursement	0.03%b
Total annual fund operating expenses after fee waiver/expense reimbursement	0.55%b

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

bEffective November 1, 2009, T. Rowe Price Associates, Inc. contractually obligated itself (through September 30, 2012) to waive its fees and bear any expenses that would cause the fund`s ratio of expenses to average net assets to exceed 0.55%. Termination of this agreement would require approval by the fund`s Board of Directors. Expenses paid or assumed or fees waived under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc. by the fund whenever the fund`s expense ratio is below 0.55%. However, no reimbursement will be made more than three years after any waiver or payment, or if it would result in the expense ratio exceeding 0.55%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund`s operating expenses remain the same, and the expense limitation currently in place is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$56	$176	$313	$716

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 84.1% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund invests at least 85% of its net assets in U.S. Treasury securities, which are backed by the full faith and credit of the federal government. The remainder is invested in other securities backed by the full faith and credit of the U.S. government. The fund`s weighted average maturity is expected to vary between 15 and 20 years, but may range from 10 to 30 years.

U.S. Treasury securities in which the fund may invest include Treasury bills, notes, and bonds, and repurchase agreements thereon, as well as Treasury inflation-protected securities (TIPS).

The fund`s other investments include the following:

  Securities backed by the full faith and credit of the U.S. government (such as GNMA mortgage-backed securities and certain corporate debt securities guaranteed by the FDIC) and repurchase agreements thereon;

  Futures agreements collateralized by such investments; and

  Shares of a T. Rowe Price internal money fund that invests exclusively in securities backed by the full faith and credit of the U.S. government.

  The fund may sell holdings for a variety of reasons, such as to adjust a portfolio`s average maturity or to shift assets into and out of higher-yielding securities.

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  In keeping with the fund`s objective, it may also use derivatives, such as futures, swaps and Treasury STRIPS.

  Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. While U.S. government-backed securities generally are considered to be of the highest credit quality, they are subject to market risk. The U.S. government guarantees the timely payment of interest and principal on Treasury securities but does not guarantee their price. The principal risks of investing in this fund are summarized below:

  Interest rate risk This is the risk that a rise in interest rates will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of a fund, the greater the interest rate risk.

  Credit risk This is the risk that an issuer of a debt security or counterparty could suffer an adverse change in financial condition that results in a payment default, security downgrade, or inability to meet a financial obligation. The fund should have minimal credit risk because it invests only in securities backed by the U.S. government and other investments involving such securities.

  Liquidity risk This is the risk that the fund may not be able to sell a security timely or at desired prices.

  Derivatives risk To the extent the fund uses futures, swaps, and other derivatives, it is exposed to additional volatility and potential losses resulting from leverage. The use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The fund`s investments in U.S. Treasury securities may include Treasury STRIPS, which are zero-coupon securities created by separating the principal and interest payments on Treasury securities. Treasury STRIPS are less liquid, potentially more volatile, and have a higher sensitivity to changes in interest rates than Treasury bonds with the same maturity.

  Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance. All returns assume reinvestment of dividends and capital gains distributions.

  The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

  In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an

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  investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

  The fund`s return for the six months ended 6/30/09 was -10.13%.

  Average Annual Total Returns
	Periods ended December 31, 2008
	1 year	5 years	10 years
U.S. Treasury Long-Term Fund
Returns before taxes	23.26%	8.90%	7.30%
Returns after taxes on distributions	20.96	7.41	5.41
Returns after taxes on distributions and sale of fund shares	15.51	6.92	5.19
Barclays Capital U.S. Treasury Long Index	24.03	9.73	8.10
Lipper General U.S. Treasury Funds Average	19.92	6.76	6.03

  Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

  Management

  Investment Adviser  T. Rowe Price Associates, Inc. (T. Rowe Price).

  Portfolio Manager  Brian J. Brennan is Chairman of the fund`s Investment Advisory Committee. Mr. Brennan has been chairman of the committee since 2003 and he joined T. Rowe Price in 2000.

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  Purchase and Sale of Fund Shares

  The following shows the fund`s investment minimums for various types of accounts:

Type of Account	Minimum initial purchase	Minimum subsequent purchase
Accounts investing through Automatic Asset Builder	$0	$50
IRAs and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, and Education Savings Accounts (ESAs)	1,000	50
All other accounts	2,500	100

  You may sell all or a portion of the shares in your account at any time by writing us, calling us, or accessing your account online. Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund.

  If you are purchasing fund shares through an intermediary such as a broker-dealer or bank, contact your intermediary for trade deadlines and the applicable policies for purchasing, selling or exchanging your shares as well as initial and subsequent investment minimums.

  Tax Information

  The fund declares dividends daily and pays them on the first business day of each month. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account, although dividends paid by the fund from income earned on U.S. Treasury securities are exempt from state and local taxes in most states.

  Payments to Broker-Dealers and Other Financial Intermediaries

  The fund may pay third-party intermediaries, such as broker-dealers or banks, for performing shareholder and administrative services for underlying shareholders holding shares of the fund in accounts with the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the fund over another investment.

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  F67-045 10/30/09

  T. Rowe Price Associates, Inc.

  100 East Pratt Street

  Baltimore, MD 21202